Supplement dated March 28, 2023 to the
Prospectus for PREMIER PLANNER
Issued by
LINCOLN BENEFIT LIFE COMPANY

This Supplement replaces the prior supplement dated March 23, 2023 and should be read in conjunction with the current Prospectus for your Annuity. This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company.
Portfolio Addition:
In conjunction with the Portfolio Merger listed below, the following Portfolio will be added as an investment option on the merger Effective Date:

Portfolio	Portfolio Objective	Investment Adviser/Subadviser
LVIP JPMorgan Small Cap Core Fund - Standard Class	Capital growth over the long term.	Lincoln Investment Advisers Corporation J.P. Morgan Investment Management Inc.
Portfolio Merger:
Effective as of the close of business on April 28, 2023 (the “Effective Date”), the following Target Portfolio will be merged into the following Acquiring Portfolio, as noted below. As of the Effective Date, all references to the Target Portfolio will be replaced with the corresponding Acquiring Portfolio.

Target Portfolio	Acquiring Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	LVIP JPMorgan Small Cap Core Fund - Standard Class
On the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Subaccount investing in the Target Portfolio will be transferred to the Subaccount investing in the Acquiring Portfolio, as noted above. Your Account Value in the units of the Subaccount investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Subaccount invested in the Target Portfolio immediately prior to the merger.
Please note that you may transfer Account Value out of your Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Transfers occurring within 60 days prior to the Effective Date will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.
Portfolio Closure:
Effective on or about May 2, 2023 (“Closure Date”), the following variable Subaccount will be closed to all Contract Owners except those Contract Owners who have Contract Value invested in the variable Subaccount as of the Closure Date:
LVIP JPMorgan Small Cap Core Fund - Standard Class

Contract Owners who have Contract Value invested in the variable Subaccount as of the Closure Date may continue to submit additional investments into the variable Subaccount thereafter, although they will not be permitted to invest in the variable Subaccount if they withdraw or otherwise transfer their entire Contract Value from the variable Subaccount following the Closure Date. Contract Owners who do not have Contract Value invested in the variable Subaccount before the Closure Date will not be permitted to invest in the variable Subaccount.
Any applicable Dollar Cost Averaging, category models and/or auto-rebalancing programs, if elected by a Contract Owner prior to the merger Effective Date and/or Closure Date, will not be affected by the closure unless a Contract Owner withdraws or otherwise transfers his entire Contract Value from the Subaccount. In that case, the program would terminate and no further allocations to the Subaccount will be permitted.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
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